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                                                                    Exhibit 99.2


                          NOTICE OF GUARANTEED DELIVERY

                      SAFETY COMPONENTS INTERNATIONAL, INC.

                      OFFERING FOR ANY AND ALL OUTSTANDING

               10 1/8% SENIOR SUBORDINATED NOTES DUE 2007, SERIES A

                                 IN EXCHANGE FOR

               10 1/8% SENIOR SUBORDINATED NOTES DUE 2007, SERIES B

              PURSUANT TO THE PROSPECTUS, DATED ____________, 1997.

        As set forth in the Prospectus dated ____________, 1997 (as the same may be amended from time to time, the "Prospectus") of Safety Components International, Inc. (the "Company") under the caption "The Exchange Offer-- Guaranteed Delivery Procedures," and in the accompanying Letter of Transmittal (the "Letter of Transmittal") and Instruction 1 thereto, this form or one substantially equivalent hereto must be used to accept the Company's offer (the "Exchange Offer") to exchange any and all outstanding 10 1/8% Senior Subordinated Notes Due 2007, Series A (the "Old Notes") of the Company for a like aggregate principal amount of 10 1/8% Senior Subordinated Notes Due 2007, Series B (the "Exchange Notes") of the Company from the holders ("Holders") thereof if (i) certificates representing the Old Notes to be exchanged are not immediately available or (ii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date (as defined below). This form, properly completed and duly executed, may be delivered by mail or hand delivery or transmitted, via facsimile, to IBJ Schroder Bank & Trust Company (the "Exchange Agent") as set forth below. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Prospectus.


 THE EXCHANGE OFFER WILL EXPIRE AT 5 P.M. , NEW YORK CITY TIME, ON ___________,
    1997, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN
         PRIOR TO 5 P.M. , NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                                   The Exchange Agent for the Exchange offer is:

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
BY OVERNIGHT DELIVERY:                              BY MAIL:                                BY HAND:
  IBJ Schroder Bank & Trust Company     IBJ Schroder Bank & Trust Company       IBJ Schroder Bank & Trust Company
          One State Street                         P.O. Box 84                          One State Street
         New York, NY 10004                   Bowling Green Station                    New York, NY 10004
 Attn: Securities Processing Window          New York, NY 10274-0084           Attn: Securities Processing Window
        Subcellar One (SC-1)             Attn: Reorganization Operations              Subcellar One (SC-1)
                                                   Department
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                         FACSIMILE TRANSMISSION NUMBER:
                                 (212) 858-2611

                              CONFIRM BY TELEPHONE:
                                 (212) 858-2103

                              FOR INFORMATION CALL:
                                 (212) 858-2103


         Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

         This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.


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Ladies and Gentlemen:

         The undersigned hereby tender(s) to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures."

         All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.



                            PLEASE SIGN AND COMPLETE


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
Signatures of Registered Holder(s) or Authorized     Date: ...................................................
Signatory:.........................................

 ...................................................  Address:.................................................

 ...................................................  .........................................................

Name(s) of Registered Holder(s): ..................  Area Code and Telephone No.:.............................

 ...................................................  If Notes will be delivered by book-entry transfer, check trust company below:
 ...................................................

Principal Amount of Old Notes Tendered: ...........  / /  The Depository Trust Company

                                                          Depository Account No:..............................
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This Notice of Guaranteed Delivery must be signed by the Holder(s) exactly as their name(s) appear on certificates for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become
Holder(s) by endorsements and documents transmitted with this Notice of
Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):........................................................................

 ................................................................................

Capacity: ......................................................................

Address(es): ...................................................................

 ................................................................................

 ................................................................................

Do not send Old Notes with this form. Old Notes should be sent to the Exchange Agent together with a properly completed and duly executed Letter of Transmittal.
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                                    GUARANTEE
                    (Not to be used for signature guarantee)


The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or a correspondent in the United States, hereby guarantees that, within three New York Stock Exchange trading days from the date of this Notice of Guaranteed Delivery, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), together with certificates representing the Old Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at a Book-Entry Transfer Facility, pursuant to the procedure for book-entry transfer set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering"), and required documents will be deposited by the undersigned with the Exchange Agent.


Name of Firm:............................ ......................................
                                                     Authorized Signature

Address:................................. Name:.................................

 ......................................... Title:................................

Area Code and Telephone No. ............. Date:.................................
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         DO NOT SEND OLD NOTES WITH THIS FORM. ACTUAL SURRENDER OF OLD NOTES
MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND VALIDLY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.